UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 8, 2020

Taylor Morrison Home Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35873	83-2026677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, AZ, 85251

(Address of principal executive offices) (Zip Code)

(480) 840-8100

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	TMHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On April 9, 2020, Taylor Morrison Home Corporation (the “Company”) issued a press release setting forth certain preliminary financial results for its first quarter ended March 31, 2020. In addition, the press release announced the compensation adjustments described herein. A copy of the Company’s press release is attached as Exhibit 99.1 to this report.

The Company does not intend for this Item 2.02 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or to be incorporated by reference into filings under the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Cancellation of CEO’s Special Equity Award

Sheryl D. Palmer, Chairman, President and Chief Executive Officer of Taylor Morrison Home Corporation (the “Company”), previously notified the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company that, in light of the COVID-19 pandemic and its potential impact on the Company’s business and industry, and the economy in general, she wished to voluntarily forego, effective immediately, the special equity award which had a grant date value equal to $3,000,000 and was awarded to her on February 10, 2020, as previously described in the Company’s Current Report on Form 8-K filed with the SEC on February 11, 2020. On April 8, 2020, the Compensation Committee, recognizing Ms. Palmer’s leadership and the unprecedented effects of the unfolding national health and economic crisis, accepted and approved Ms. Palmer’s request to waive the special equity award. The award was subsequently cancelled.

Temporary Reduction in Base Salaries for Named Executive Officers

Given the uncertainty in the current business climate, and to respond to changing conditions resulting from the COVID-19 pandemic, the named executive officers of the Company, Sheryl D. Palmer, C. David Cone and Darrell C. Sherman, have voluntarily decided, and the Compensation Committee has acknowledged and accepted, to temporarily reduce their base salaries by 25% effective immediately and suspend the payment of the amounts so reduced through the duration of the federally imposed social distancing/economic shut down restrictions, as such date is determined by the Company. If such federally imposed restrictions continue beyond June 30, 2020, the Compensation Committee will revisit compensation determinations with respect to the base salaries of the named executive officers. The Compensation Committee approved the foregoing on April 8, 2020.

In connection with these salary reductions, Ms. Palmer, Mr. Cone and Mr. Sherman have each agreed to execute waivers under their respective employment agreements and such waivers will be filed with the Quarterly Report on Form 10-Q for the reporting period.

The calculation of any severance payments to the named executive officers will be based on the pre-reduction base salary amounts for each named executive officer, if applicable.

Item 8.01 Other Events.

Suspension of Director Cash Compensation

Each non-employee member of the Board has agreed to the suspension of the payment of all cash retainer compensation (including the annual retainer, committee membership and lead and committee chair fees) for his or her service on the Board for the second quarter of 2020 until the date that the Company pays cash retainer compensation to its non-employee directors for the third quarter of 2020. The Board approved such suspension of the payment of all cash retainer compensation on April 8, 2020.

Temporary Reduction in Base Salaries for Other Senior Executives

In addition, to help mitigate the financial impact of COVID-19, substantially all members of our senior corporate management and division presidents have voluntarily decided, and the Compensation Committee has acknowledged and accepted, to temporarily reduce their base salaries by 25% effective immediately and suspend the payment of the amounts so reduced through the duration of the federally imposed social distancing/economic shut down restrictions, as such date is determined by the Company. If such federally imposed restrictions continue beyond June 30, 2020, the Compensation Committee will revisit compensation determinations with respect to the base salaries of applicable senior corporate management. The Compensation Committee approved the foregoing on April 8, 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued April 9, 2020.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

Forward-Looking Statements

Statements contained in or incorporated by reference into this Current Report include “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in, or implied by, these statements. You can identify these statements by the fact that they do not relate to matters of a strictly factual or historical nature and generally discuss or relate to forecasts, estimates or other expectations regarding future events. Generally, the words “believes,” “estimates,” “plans,” “projects,” “anticipates,” “expects,” “intends,” “may,” “can,” “could,” “might,” “will” or “should” and similar expressions identify forward-looking statements, including statements related to compensation of the Company’s executive officers and directors and other impacts of the COVID-19 pandemic on the Company’s business.

Information concerning a number of factors that could cause actual results to differ materially from the information contained herein may be found in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission (SEC) as such factors may be updated from time to time in our periodic filings with the SEC. We undertake no duty to update any forward-looking statement, whether as a result of new information, future events or changes in our expectations, except as required by applicable law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 9, 2020

Taylor Morrison Home Corporation

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Executive Vice President, Chief Legal Officer and Secretary